Exhibit 99.2

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.

FINANCIAL STATEMENTS

DECEMBER 31, 2009 AND 2008

(UNAUDITED)

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
BALANCE SHEETS
(IN US DOLLARS)

	December 31, 2009	June 30, 2009
	(Unaudited)	(Audited)
ASSETS

Current assets:
Cash & cash equivalents	$104,271	$620,596
Accounts receivable, net of allowance for doubtful accounts	4,913,640	3,582,261
Other receivables, net of allowance for doubtful accounts	214,495	39,877
Inventories	9,752	59,693
Advance to vendors	339,295	1,077,677
Deferred tax assets	282,578	360,302
Loans to outside parties	181,090	-
Due from shareholder	86,890	111,155

Total current assets	6,132,011	5,851,561

Property, plant and equipment, net	117,451	91,259

Long-term loans to outside parties	1,083,931	1,129,944

Long-term loans to related party	1,438,704	1,358,843

Other Asset	1,453,449	1,452,664

Total Assets	$10,225,546	$9,884,271

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$5,318,221	$8,123,101
Advance from customers	804,832	752,784
Other payable and accured liabilities	124,509	96,254
Taxes payable	1,444,805	499,285
Loan from unrelated party	86,246	-
Due to shareholder	342,355	-

Total current liabilities	8,120,968	9,471,424

Long-term liabilities	-	86,199

Total Liabilities	8,120,968	9,557,623

Shareholders' equity
Capital contribution	250,973	250,973
Retained earnings	2,298,643	521,449
Accumulated other comprehensive loss	(445,038)	(445,774)

Total shareholders' equity	2,104,578	326,648

Total Liabilities and Shareholders' Equity	$10,225,546	$9,884,271

The accompanying notes are in integral part of these financial statements.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
STATEMENTS OF INCOME
(UNAUDITED)
(IN US DOLLARS)

	For The Six Months Ended December 31,
	2009	2008

Revenues	$9,653,544	$7,557,227

Cost of sales	7,036,308	5,877,309

Gross profit	2,617,236	1,679,918

Operating expenses
Selling and distribution expenses	381,344	209,794
General and administrative expenses	164,162	145,263
Total operating expenses	545,506	355,057

Operating income	2,071,730	1,324,861

Other income (expenses)
Interest expenses	(5,535)	(585)
Other (expenses) income	308,966	(1,506)
Total other income (expenses)	303,431	(2,091)

Income before income taxes	2,375,161	1,322,770

Provision for income taxes	597,967	330,692

Net income	$1,777,194	$992,078

Other comprehensive loss
Foreign currency translation adjustment	736	(8,700)

Comprehensive income	$1,777,930	$983,378

Basic and diluted income per common share
Basic	$0.89	$0.50
Diluted	$0.89	$0.50

Weighted average common shares outstanding
Basic	2,000,000	2,000,000
Diluted	2,000,000	2,000,000

The accompanying notes are in integral part of these financial statements.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
 STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)
(IN US DOLLARS)

			Accumulated Other
	Capital	Retained Earnings	Comprehensive Loss	Total

Balance at June 30, 2008	$250,973	$(1,870,146)	$(439,037)	$(2,058,210)

Net income for the period		992,078		992,078
Foreign currency translation adjustments			(8,700)	(8,700)

Balance at December 31, 2008	250,973	(878,068)	(447,737)	(1,074,832)

Balance at June 30, 2009	250,973	521,449	(445,774)	326,648

Net income for the period		1,777,194		1,777,194
Foreign currency translation adjustments			736	736

Balance at December 31, 2009	$250,973	$2,298,643	$(445,038)	$2,104,578

The accompanying notes are in integral part of these financial statements.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
STATEMENTS OF CASH FLOWS
(UNAUDITED)
(IN US DOLLARS)

	For The Six Months Ended December 31,
	2009	2008

Cash flows from operating activities
Net income	$1,777,194	$992,078
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
Depreciation	7,662	2,767
Allowance for doubtful accounts	(311,576)	28,668
Changes in assets and liabilities:
(Increase) decrease in -
Accounts receivables	(1,140,128)	(511,868)
Other receivable	(51,862)	79,360
Inventories	49,958	(619,612)
Advance to vendors	738,733	33,492
Prepaid expenses	-	17,352
Deferred tax asset	77,894	330,692
Loans to outside parties	(134,424)	(423,967)
Other asset	-	631,600

Increase (decrease) in -
Accounts payable	(2,808,388)	(171,869)
Advance from customers	51,625	402,682
Other payables and accrued liabilities	28,195	52,678
Taxes payable	944,953	(40,908)

Net cash provided by (used in) operating activities	(770,164)	803,145

Cash flows from investing activities
Aquisition of fixed assets	(33,796)	(49,805)

Net cash used in investing activities	(33,796)	(49,805)

Cash flows from financing activities
Repayment of related party loans	(79,102)	(939,219)
Proceeds (payments) from (to) shareholders	366,564	(101,897)

Net cash provided by (used in) financing activities	287,462	(1,041,116)

Effect of exchange rate changes on cash and cash equivalents	173	1,257

Net decrease in cash and cash equivalents	(516,325)	(286,519)

Cash and cash equivalents, beginning of year	620,596	361,000

Cash and cash equivalents, end of period	$104,271	$74,481

Supplemental disclosures of cash flow information:
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are in integral part of these financial statements.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 1.  ORGANIZATION AND BASIS OF PRESENTATION

Sichuan Xintai Pharmaceutical Co., Ltd. (“Xintai” or the “Company”), was incorporated in Chengdu City, Sichuan Province, People’s Republic of China in November 1999, with registered capital in amount of RMB2,000,000 (equivalent to US$250,973). Xintai is primarily engaged in pharmaceutical technology promotion, trading and warehousing of traditional Chinese medicine and bio-chemistry products.

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment, provision necessary for contingent liabilities, fair values, revenue recognition, taxes, budgeted costs and other similar charges. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Cash and cash equivalents

The Company considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Company maintains bank accounts in the PRC. Total cash at December 31, 2009 and June 30, 2009 amounted to US$104,271 and US$620,596, respectively, of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

Accounts receivable

Accounts receivable consists of balances due from customers for the sale of pharmaceutical products. Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible amounts.

The Company does periodical reviews as to whether the carrying values of accounts have become impaired.  The assets are considered to be impaired if the collectability of the balances become doubtful, accordingly, the management estimates the valuation allowance for anticipated uncollectible receivable balances. When facts subsequently become available to indicate that the allowance provided requires an adjustment, then the adjustment will be classified as a change in estimate. As of December 31, 2009 and June 30, 2009, the total allowance for doubtful debts was US$1,130,312 and US$1,441,208, respectively

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

The Company’s inventories are composed of pharmaceutical products. Inventories are stated at the lower of cost (determined on a weighted average basis) or market.  The management compares the cost of inventories with the fair market value and an allowance is made for writing down the inventories to fair market value, if lower than the cost.  As of December 31, 2009 and June 30, 2009, no allowance for writing down the inventories to their fair market value is considered necessary.

Advances to vendors

Advances to vendors consist of balances paid for pharmaceuticals that have not been provided or received.  Advances to vendors are reviewed periodically to determine whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the services and materials become doubtful. The Company determines that no reserve is necessary for the six months ended December 31, 2009 and 2008.

Loans to outside parties

Loans to outside parties consist of various cash advances to unrelated companies with which the Company has business relationships.

Loans to outside parties are reviewed periodically as to whether their carrying value has become impaired. The Company considers the assets to be impaired if the collectability of the balances becomes doubtful. The Company determines that no reserve is necessary for the six months ended December 31, 2009 and 2008.

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation and any impairment losses.  The cost of an asset comprises of its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use.  Expenditure incurred after the fixed assets have been put into operation, such as repairs and maintenance and overhaul costs, is normally charged to the profit and loss account in the year in which it is incurred.

In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the asset beyond its originally assessed standard of performances, the expenditure is capitalized as an additional cost of the asset.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets, less any estimated residual value.  Estimated useful lives of the assets are as follows:

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Office equipments	5 years
Vehicle	10 years

Any gain or loss on disposal or retirement of a fixed asset is recognized in the profit and loss account and is the difference between the net sales proceeds and the carrying amount of the relevant asset. When property and equipment are retired or otherwise disposed of, the assets and accumulated depreciation are removed from the accounts and the resulting profit or loss is reflected in income.

Expenditures for maintenance and repairs are charged to expense as incurred. Additions, renewals and betterments are capitalized.

Long-lived assets

The Company applies the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which was subsequently codified within Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) No. 360, “Property, Plant and Equipment”. ASC 360 requires long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets.  Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment and other assets, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value.  Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets.  The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset.  If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value.  The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments.  The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary.  There was no impairment of long-lived assets for the six months ended December 31, 2009 and 2008.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advance from customers

Advance from customers consist of amounts received from customers relating to the sales of pharmaceuticals.  The Company recognizes these funds as a current liability until the revenue can be recognized.

Income taxes

The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company records a valuation allowance for deferred tax assets, if any, based on its estimates of its future taxable income as well as its tax planning strategies when it is more likely than not that a portion or all of its deferred tax assets will not be realized.  If the Company is able to utilize more of its deferred tax assets than the net amount previously recorded when unanticipated events occur, an adjustment to deferred tax assets would increase the Company’s net income when those events occur.  As of December 31, 2009 and June 30, 2009, the Company had deferred tax assets of US$282,578 and US$360,302, respectively. And the Company determines that no valuation allowance was necessary for the six months ended December 31, 2009 and 2008.

Commencing January 1, 2008, the PRC’s new Enterprise Income Tax ("EIT") law replaced the laws for Domestic Enterprises ("DES") and Foreign Invested Enterprises ("FIEs").  The new standard EIT rate of 25% replaced the 33% rate formerly applicable to both DES and FIEs.

Revenue recognition

The Company’s revenue policies are in compliance with the United States Accounting Guide.  The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured.  Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met.  Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advance from customers.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cost of sales

Costs of sales include costs of the pharmaceuticals sold and used, inbound freight costs, cost of direct labor and overhead. Write-down of inventory to lower of cost or market is also recorded in cost of sales.

Selling, general and administrative costs

Selling, general and administrative costs consist primarily of salaries and commissions for sales representatives, salaries for administrative staffs, rent expenses, depreciation expense and employee benefits for administrative staffs.

Comprehensive income

Statement of Financial Accounting Standards ("FAS") No. 130, “Reporting Comprehensive Income”, which was subsequently codified within ASC 220, “Comprehensive Income”, requires disclosure of all components of comprehensive income and loss on an annual and interim basis. Comprehensive income and loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Accumulated other comprehensive income arose from the changes in foreign currency exchange rates.

Statement of Cash Flows

In accordance with SFAS 95, "Statement of Cash Flows," which was subsequently codified within ASC 230, “Statement of Cash Flows”, cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, accounts receivable, advances to suppliers, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable. Management has estimated that the carrying amounts approximate their fair value due to the short-term nature.

Subsequent Events

The Company has evaluated subsequent events that have occurred through the date of this financial statement issuance.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings Per Share

The Company computes earnings per share (“EPS’) in accordance with SFAS 128, “Earnings Per Share”, which was subsequently codified within ASC 260, “Earning Per Share”.  ASC 260 requires companies with complex capital structures to present basic and diluted EPS.  Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period.  Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later.  Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Foreign currency translation

The Company’s financial information is presented in US dollars. The functional currency of the Company is Renminbi (“RMB”), the currency of the PRC. Transactions at the Company which are denominated in currencies other than RMB are translated into RMB at the exchange rate quoted by the People’s Bank of China prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than that RMB are included in statements of operations as exchange gains. The financial statements of the Company have been translated into U.S. dollars in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 52, “Foreign Currency Translation”, which was subsequently codified within ASC 830, “Foreign Currency Matters”. The financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders’ equity.

	December 31, 2009	June 30, 2009
RMB: US$ exchange rate	6.8270	6.8307
Average RMB: US$ exchange rate	6.8291	6.8591

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollars at the rates used in translation

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of accounts receivable and other receivables.  The Company does not require collateral or other security to support these receivables.  The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivable.

Shipping costs

Shipping costs are expensed as incurred. Shipping costs were included in selling expenses and amounted to $2,023 and $4,336 for the six months ended December 31, 2009 and 2008, respectively.

Advertising

Advertising is expensed as incurred. Advertising expenses were included in selling expenses and amounted to $42,619 and $16,992 for six months ended December 31, 2009 and 2008, respectively.

Risks and uncertainties

The operations of the Company are located in the PRC. Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks of Losses

The Company is potentially exposed to risks of losses that may result from business interruptions, injury to others (including employees) and damage to property.  These losses may be uninsured, especially due to the fact that the Company’s operations are in China, where business insurance is not readily available.  If: (i) information is available before the Company’s financial statements are issued or are available to be issued indicates that such loss is probable and (ii) the amount of the loss can be reasonably estimated, an estimated loss will be accrued by a charge to income.  If such loss is probable but the amount of loss cannot be reasonably estimated, the loss shall be charged to the income of the period in which the loss can be reasonably estimated and shall not be charged retroactively to an earlier period.  As of December 31, 2009 and 2008, the Company has not experienced any uninsured losses from injury to others or other losses.

Recent accounting pronouncements

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP shall be disclosed by major category. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and is to be applied prospectively. The adoption did not have a material effect on the Company's results of operations and financial condition.

In May 2009, the FASB issued guidance related to subsequent events under ASC 855-10, Subsequent Events. This guidance sets forth the period after the balance sheet date during which management or a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. It requires disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. We have included the required disclosures in our consolidated condensed financial statements.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In June 2009, the FASB issued an amendment to ASC 810-10, Consolidation. This guidance amends ASC 810-10-15 to replace the quantitative-based risks and rewards calculation for determining which enterprise has a controlling financial interest in a VIE with a primarily qualitative approach focused on identifying which enterprise has the power to direct the activities of a VIE that most significantly impact the entity’s economic performance. It also requires ongoing assessments of whether an enterprise is the primary beneficiary of a VIE and requires additional disclosures about an enterprise’s involvement in VIEs. This guidance is effective as of the beginning of the reporting entity’s first annual reporting period that begins after November 15, 2009 and earlier adoption is not permitted. We are currently evaluating the potential impact, if any, of the adoption of this guidance will have on our consolidated condensed financial statements.

In June 2009, the FASB issued Accounting Standards Update No. 2009-01 which amends ASC 105, Generally Accepted Accounting Principles. This guidance states that the ASC will become the source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Once effective, the Codification’s content will carry the same level of authority. Thus, the U.S. GAAP hierarchy will be modified to include only two levels of U.S. GAAP: authoritative and non-authoritative. This is effective for financial statements issued for interim and annual periods ending after September 15, 2009. We adopted ASC 105 as of September 30, 2009 and thus have incorporated the new Codification citations in place of the corresponding references to legacy accounting pronouncements.

In August 2009, the FASB issued Accounting Standards Update No. 2009-05, Measuring Liabilities at Fair Value, which amends ASC 820, Fair Value Measurements and Disclosures. This Update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure the fair value using one or more of the following techniques: a valuation technique that uses the quoted price of the identical liability or similar liabilities when traded as an asset, which would be considered a Level 1 input, or another valuation technique that is consistent with ASC 820. This Update is effective for the first reporting period (including interim periods) beginning after issuance. Thus, we adopted this guidance as of September 30, 2009, which did not have a material impact on our consolidated condensed financial statements.

In September 2009, the Financial Accounting Standards Board (FASB) amended existing authoritative guidance to improve financial reporting by enterprises involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. The amended guidance is effective for fiscal annual reporting periods beginning after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. The Company is currently assessing the impact, if any, adoption may have on its financial statements or disclosures.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (Topic 605) “Multiple Deliverable Revenue Arrangements - A Consensus of the FASB Emerging Issues Task Force”.  This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting.  This update establishes a selling price hierarchy for determining the selling price of a deliverable.  The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific or third-party evidence is available.  The Company will be required to apply this guidance prospectively for revenue arrangements entered into or materially modified after January 1, 2011; however, earlier application is permitted.  The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

Note 3. ADVANCE TO VENDORS

The Company periodically makes advances to certain vendors for purchases of advertising materials and equipments and records those advances as advance to vendors. Advances to vendors as of December 31, 2009 and June 30, 2009 amounted to $347,093 and $1,077,677, respectively.

Note 4. LOANS TO OUTSIDE PARTIES

As of December 31, 2009 and June 30, 2009, the loans to outside parties included the following:

		Annual	Loan Balance as of
Names of Borrowers	Loan Term	Rate	December 31, 2009	June 30, 2009

Harbin Maidesen Artistic Design Co., Ltd.	From Jul. 24, 2009 to Dec. 31, 2010	0.1%	$732,386	$46,599
Harbin Maidesen Artistic Design Co., Ltd.	From Jan. 31, 2009 to Dec. 31, 2010	0.1%	46,624	731,990
Beijing Anpudi Science & Technology Co., Ltd.	From Dec. 6, 2008 to Dec. 31, 2010	0.1%	351,545	351,355
Beijing Yashi Club	From Dec. 31, 2009 to Jun. 30, 2010	0.0%	107,948	-
Unrelated Individual - Changjiang	From Dec. 31, 2009 to Dec. 31, 2010	0.0%	26,518	-

Total			$1,265,021	$1,129,944

The above loans are unsecured.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 5. RELATED PARTY TRANSACTIONS

As of December 31, 2009 and June 30, 2009, the Company had receivables from (+) and payable to (-) related parties as follows:

	As of
(+) Receivable/(-) Payable	December 31, 2009	June 30, 2009
Beijing Dongsheng Kexin Biology Curative Co., Ltd	$1,438,704	$1,358,843
Ms. Xiaomei Zhu	86,890	111,155
Mr. Xiaodong Zhu	(342,355)	-

Total	$1,183,239	$1,469,998

Beijing Dongsheng Kexin Biology Curative Co., Ltd. (“Dongshen Kexin”) is also owned by the Mr. Xiaodong Zhu, CEO of Xintai, who holds 95% of Xintai’s total shares. The balance with Dongshen Kexin has a term from July 3, 2008 to December 31, 2011. The loan is unsecured and bears an annual interest of 0.1%.

Ms. Xiaomei Zhu is the chief financial officer, who holds 5% of the company’s total shares. The balance with Ms/Mr. Zhu is unsecured and bears no interest and has no fixed repayment date. The company expects the entire amount of the loan be settled within one year.

Note 6. PROPERTY, PLANT AND EQUIPMENTS

As of December 31, 2009 and June 30, 2009, the detail of property, plant and equipments was as follows:

	As of
	December 31, 2009	June 30, 2009
Office equipment	$29,870	$77,122
Automobiles	110,971	29,854
Sub-total	140,841	106,976

Less: accumulated depreciation	(23,390)	(15,717)

Property, plant and equipment, net	$117,451	$91,259

Depreciation expense for the six months ended December 31, 2009 and 2008 was $7,662 and $2,767, respectively.

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 7. OTHER ASSETS

Other assets represent value added taxes paid on purchases made with the relevant supporting invoices (input VAT), which are to be used in the following years (see Note 9 b). As of December 31, 2009 and June 30, 2009, the Company’s unused input VAT amounted to US$1,453,449 and US$1,452,664, respectively.

Note 8. LONG-TERM LOAN AND LOAN FROM UNRELATED PARTY

The long-term loan as of June 30, 2009 and the loan from unrelated party as of December 31, 2009 represent a working capital loan from Shenyang Zhonghai Bio-Chemical Technology Co., Ltd. The loan term is from October 1, 2007 to October 1, 2010. The loan is unsecured and bears an annual interest of 0.1%.

Note 9. TAXES

(a) Corporation income tax (“CIT”)

The Company did not generate any taxable income outside of the PRC for the years ended June 30, 2009 and 2008. The Company is governed by the Income Tax Law of the People’s Republic of China concerning the private-run enterprises, which are generally subject to tax at a new statutory rate of 25% on income reported in the statutory financial statements after appropriate tax adjustments.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the previous applicable tax rate of 33%.  However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

The income expenses for the six months ended December 31, 2009 and 2008 are as follows:

	For the six months ended December 31,
	2009	2008
Income Taxes Expenses
Current	$520,073	$-
Deferred	77,894	330,692

Total	$597,967	$330,692

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 9. TAXES (CONTINUED)

Under the Income Tax Laws of PRC, Chinese companies are generally subject to an income tax at an effective rate on income reported in the statutory financial statements after appropriate tax adjustments. The PRC local government has provided various incentives to companies in order to encourage economic development. Such incentives include reduced tax rates, loss carry-forward and other measures.  As of July 31, 2006, the Company had accumulated net operating losses of RMB31,305,069. In January 2007, the Company obtained approval from the local tax authority to carry forward these net operating losses for income tax purpose for 5 years (from 2007 to 2011).  As of June 30, 2009, the benefit from the losses carry-forward has been fully utilized. As of December 31, 2009 and June 30, 2009, the change of the allowance for doubtful accounts gave rise to the deferred tax assets.

(b) Value added tax

The Company is subject to value added tax ("VAT") for trading and warehousing pharmaceutical products. The applicable VAT tax rate is 17% for products sold in the PRC. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under the commercial practice of the PRC, the Company paid value added taxes ("VAT") based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued. Such timing difference due to the input VAT ahead of output VAT may result in VAT receivables.  The Company records such VAT receivables under other assets.

 (c) Tax payable

As of December 31, 2009 and June 30, 2009, the Company had taxes payable as follows:

	As of
	December 31, 2009	June 30, 2009

VAT payable	$541,945	$118,429
Income tax payable	897,693	377,864
Other taxes and fees	5,167	2,992

Total	$1,444,805	$499,285

SICHUAN XINTAI PHARMACEUTICAL CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2009 AND 2008
(UNAUDITED)

Note 10.  SHAREHOLDERS’ EQUITY

As of December 31, 2009 and June 30, 2009, the Company’s registered capital was RMB2,000,000 (equivalent to US$250,973), which was fully contributed by two shareholders.

The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records. For the purpose of financial reporting, the Company elected to designate one (1) common share for each RMB contributed. Accordingly, as of December 31, 2009 and June 30, 2009, there were total 2,000,000 shares issued and outstanding.

Note 11.  COMMITMENTS

The commitments are primarily the rental for the Company’s office space and warehouse.  As of December 31, 2009, the commitments related to the above rental are as follows:

For the years ended June 30,	RMB	US$ Equivalent

2010	532,198	77,931
2011	545,158	79,829
2012	446,751	65,419
2013	446,751	65,419
2014	297,834	43,612
Thereafter	-	-
	￥ 2,268,692	$332,211

Note 12.  LITIGATION

In January 2010, Chongqing Yidong Pharmaceuticals Co., Ltd. “Yidong”) filed a lawsuit against the Company at the People’s Court of Yuzhong District, Chongqing City, China.  Yidong claims compensation in an amount of RMB1,520,040 (equivalent to US$ 222,648) along with court fees for its alleged losses. Although the Company believes the plaintiff’s allegation is based on a falsified sales contract, a judgment order has not been issued and the Company cannot assure the judgment will be given in the Company’s favor. If the Company loses the lawsuit, the Company will incur a loss of RMB1,520,040 (equivalent to US$ 222,648) plus related court fees and lawyer fees.